EXHIBIT 99.1

MKS Inc. Reports Second Quarter 2026 Financial Results

•
Revenue of $1,248 million, above the high end of guidance
•
GAAP net income of $175 million and net income per diluted share of $2.41, each above the high end of guidance
•
Adjusted EBITDA of $358 million and Non-GAAP net earnings per diluted share of $3.30, each above the high end of guidance

Andover, MA, August 5, 2026 -- MKS Inc. (NASDAQ: MKSI), a global provider of enabling technologies that transform our world, today reported its financial results for the second quarter of 2026.

“MKS delivered accelerated double-digit year-over-year revenue growth across each of our end markets in the second quarter, demonstrating our foundational role as an enabler of advanced electronics,” said John T.C. Lee, President and Chief Executive Officer. “As AI-driven investment levels intensify across semiconductor and advanced packaging applications, our momentum is continuing to build, including rapidly growing order volumes. With the industry’s broadest technology capabilities, deep relationships in the electronics ecosystem, and enhanced capacity to deliver to customer demand, we are confident in MKS’ near- and long-term growth prospects.”

“Our second quarter revenue and key profitability metrics once again came in at or above the high end of our guided ranges, underscoring our strong execution and favorable position in a robust demand environment,” said Ram Mayampurath, Executive Vice President and Chief Financial Officer. “We are demonstrating our ability to drive profitable growth and healthy free cash flow as we further strengthen our balance sheet and invest for the future.”

Selected GAAP and Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended			Six Months Ended
	Q2 2026	Q1 2026	Q2 2025	Q2 2026	Q2 2025
Net Revenues
Semiconductor	$554	$466	$432	$1,019	$846
Electronics & Packaging	381	321	266	703	519
Specialty Industrial	313	291	275	604	545
Total net revenues	$1,248	$1,078	$973	$2,326	$1,910
Gross Margin	47.6%	47.0%	46.6%	47.3%	47.0%
GAAP Financial Measures
Operating margin	20.1%	13.8%	13.9%	17.2%	12.9%
Net income	$175	$84	$62	$258	$114
Net income per diluted share	$2.41	$1.18	$0.92	$3.60	$1.69
Non-GAAP Financial Measures
Operating margin	25.6%	21.8%	20.8%	23.9%	20.5%
Net earnings	$232	$157	$119	$389	$235
Net earnings per diluted share	$3.30	$2.30	$1.77	$5.61	$3.48

Additional Financial Information

At June 30, 2026, the Company had $611 million in cash and cash equivalents, $1.5 billion of secured term loan principal outstanding, $1.4 billion of convertible senior notes outstanding, €1.0 billion of senior notes outstanding and up to $1.0 billion of additional borrowing capacity under a revolving credit facility, subject to certain leverage ratio requirements. The trading price of our common stock during the second quarter of 2026 resulted in the satisfaction of the stock price conversion condition under the indenture governing our convertible senior notes. As a result, the convertible senior notes are convertible, in whole or in part, at the option of the noteholders at any time during the third quarter of 2026, and were classified as short-term debt, net of issuances costs, at June 30, 2026.

In August 2026, the Company made a voluntary principal prepayment of $100 million on its USD term loan B.

Third Quarter 2026 Guidance

•
Revenue of $1,350 million, plus or minus $40 million
•
Gross margin of 47.0%, plus or minus 1.0%
•
GAAP operating expenses of $346 million, plus or minus $5 million and Non-GAAP operating expenses of $280 million, plus or minus $5 million
•
GAAP net income of $201 million, plus or minus $23 million and Non-GAAP net earnings of $257 million, plus or minus $22 million
•
GAAP net income per diluted share of $2.73, plus or minus $0.31 and Non-GAAP net earnings per diluted share of $3.58, plus or minus $0.31

•
Adjusted EBITDA of $395 million, plus or minus $28 million

The guidance for the third quarter is based on the current business environment, including the impact of U.S. import tariffs and the imposition of retaliatory actions taken by other countries up through but not including the date of this release. The Company will continue to monitor and adapt to changes in the business environment as needed.

Conference Call Details

A conference call with management will be held on Thursday, August 6, 2026 at 8:30 a.m. (Eastern Time). To participate in the call by phone, participants should visit the Investor Relations section of MKS’ website at investor.mks.com and click on Events & Presentations, where you will be able to register online and receive dial-in details. We encourage participants to register and dial in to the conference call at least 15 minutes before the start of the call to ensure a timely connection. A live and archived webcast and related presentation materials will be available on the Investor Relations section of the MKS website.

About MKS Inc.

MKS Inc. (NASDAQ: MKSI) enables technologies that transform our world. We deliver foundational technology solutions to leading edge semiconductor manufacturing, electronics and packaging, and specialty industrial applications. We apply our broad science and engineering capabilities to create instruments, subsystems, systems, process control solutions and specialty chemicals technology that improve process performance, optimize productivity and enable unique innovations for many of the world's leading technology and industrial companies. Our solutions are critical to addressing the challenges of miniaturization and complexity in advanced device manufacturing by enabling increased power, speed, feature enhancement, and optimized connectivity. Our solutions are also critical to addressing ever-increasing performance requirements across a wide array of specialty industrial applications. Additional information can be found at www.mks.com.

Use of Non-GAAP Financial Results

This press release includes financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported results under U.S. generally accepted accounting principles (“GAAP”), and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. For further information regarding these Non-GAAP financial measures, please refer to the tables presenting reconciliations of our Non-GAAP results to our GAAP results and the “Notes on Our Non-GAAP Financial Information” at the end of this press release.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding the future financial performance, business prospects and growth of MKS Inc. (“MKS,” the “Company,” “our,” or “we”). These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements that we make are the level and terms of our substantial indebtedness and our ability to service such debt; risks related to pursuing, completing, and/or failing to realize the benefits of acquisitions and other strategic transactions critical to our growth strategy; risks related to cybersecurity, data privacy and intellectual property; manufacturing and sourcing risks, including supply chain disruptions, component shortages and price increases, the use of limited, sole source and international suppliers, the relocation of manufacturing operations, and product defects; risks associated with doing business internationally, including geopolitical conflicts, trade compliance, trade protection measures, such as import tariffs by the United States and/or retaliatory actions taken by other countries, regulatory restrictions on our products, components or markets, particularly the semiconductor market, and unfavorable currency exchange and tax rate fluctuations; conditions affecting the markets in which we operate, including intense competition, rapid technological and market changes, dependence on new product development, the ability to anticipate and meet customer demand, fluctuations in capital spending in the semiconductor, electronics manufacturing and automotive industries, and fluctuations in sales to our major customers; disruptions or delays from third-party service providers upon which our operations may rely; risks associated with the attraction and retention of key personnel; potential fluctuations in quarterly results; volatility of stock price; risks associated with chemical manufacturing and environmental regulation compliance; risks associated with artificial intelligence (“AI”); financial and legal risk management; and the other important factors described under the heading “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission and any subsequent Quarterly Reports on Form 10-Q. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise, even if subsequent events cause our views to change, after the date of this press release. Amounts reported in this press release are preliminary and subject to finalization prior to the filing of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Company Contact:

Paretosh Misra

Vice President, Investor Relations

Telephone: (978) 284-4705

Email: paretosh.misra@mks.com

MKS Inc.

Unaudited Consolidated Statements of Operations

(In millions, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2026	2026	2025	2026	2025
Net revenues:
Products	$1,104	$954	$848	$2,058	$1,668
Services	144	124	125	268	242
Total net revenues	1,248	1,078	973	2,326	1,910
Cost of revenues:
Products	582	514	463	1,096	900
Services	71	57	57	129	113
Total cost of revenues (exclusive of amortization shown separately below)	653	571	520	1,225	1,013
Gross profit	595	507	453	1,101	897
Research and development	76	81	76	157	145
Selling, general and administrative	200	190	175	389	361
Restructuring and other	6	3	5	9	21
Legal settlement	—	3	—	3	—
Fees and expenses related to debt activities	—	18	—	18	2
Amortization of intangible assets	62	63	62	125	122
Income from operations	251	149	135	400	246
Interest income	(2)	(2)	(4)	(4)	(7)
Interest expense	38	45	55	83	108
Loss on extinguishment of debt	4	5	2	9	5
Other (income) expense, net	(2)	(1)	10	(2)	9
Income before income taxes	213	102	72	314	131
Provision for income taxes	38	18	10	56	17
Net income	$175	$84	$62	$258	$114
Net income per common share:
Basic	$2.59	$1.24	$0.92	$3.83	$1.69
Diluted	$2.41	$1.18	$0.92	$3.60	$1.69
Cash dividends per common share	$0.25	$0.25	$0.22	$0.50	$0.44
Weighted average common shares outstanding:
Basic	67.6	67.4	67.2	67.5	67.3
Diluted	72.7	71.1	67.4	71.9	67.5

MKS Inc.

Unaudited Consolidated Balance Sheets

(In millions)

	June 30,	December 31,
	2026	2025
ASSETS
Cash and cash equivalents	$611	$675
Trade accounts receivable, net	830	651
Inventories	1,033	921
Other current assets	300	263
Total current assets	2,774	2,510
Property, plant and equipment, net	798	810
Right-of-use assets	265	270
Goodwill	2,580	2,574
Intangible assets, net	2,015	2,140
Other assets	509	492
Total assets	$8,941	$8,796
LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt	$1,399	$51
Accounts payable	534	407
Other current liabilities	491	469
Total current liabilities	2,424	927
Long-term debt, net	2,544	4,150
Non-current deferred taxes	438	474
Non-current accrued compensation	147	149
Non-current lease liabilities	243	246
Other non-current liabilities	157	131
Total liabilities	5,953	6,077
Stockholders' equity:
Common stock	—	—
Additional paid-in capital	2,093	2,101
Retained earnings	936	711
Accumulated other comprehensive loss	(41)	(93)
Total stockholders' equity	2,988	2,719
Total liabilities and stockholders' equity	$8,941	$8,796

MKS Inc.

Unaudited Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2026	2026	2025	2026	2025
Cash flows from operating activities:
Net income	$175	$84	$62	$258	$114
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	85	85	87	171	172
Unrealized (gain) loss on foreign currency and derivative instruments	(2)	—	2	(2)	4
Amortization of debt issuance costs and original issue discounts	3	4	7	8	13
Loss on extinguishment of debt	4	5	2	9	5
Stock-based compensation	15	19	12	34	34
Provision for excess and obsolete inventory	5	13	10	17	27
Deferred income taxes	(20)	(24)	(44)	(44)	(80)
Other	(4)	1	(1)	(4)	—
Changes in operating assets and liabilities	(18)	(134)	28	(151)	17
Net cash provided by operating activities	243	53	165	296	306
Cash flows from investing activities:
Purchases of investments	—	—	—	(1)	—
Proceeds from sale of long-lived assets	—	—	2	—	2
Purchases of property, plant and equipment	(55)	(25)	(29)	(79)	(47)
Net cash used in investing activities	(55)	(25)	(27)	(80)	(45)
Cash flows from financing activities:
Repurchase of common stock	—	—	—	—	(45)
Proceeds from borrowings	—	1,192	—	1,192	—
Payments of borrowings	(104)	(1,274)	(113)	(1,378)	(225)
Payments of deferred financing fees	—	(22)	—	(22)	—
Dividend payments	(17)	(17)	(15)	(34)	(30)
Net payments related to employee stock awards	(26)	(16)	—	(42)	(5)
Other financing activities	(1)	—	(1)	(1)	(4)
Net cash used in financing activities	(148)	(137)	(129)	(285)	(309)
Effect of exchange rate changes on cash and cash equivalents	2	3	10	5	8
Increase (decrease) in cash and cash equivalents	42	(106)	19	(64)	(40)
Cash and cash equivalents at beginning of period	569	675	655	675	714
Cash and cash equivalents at end of period	$611	$569	$674	$611	$674

The following supplemental Non-GAAP earnings information is presented to aid in understanding MKS’ operating results:

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2026	2026	2025	2026	2025
Net income	$175	$84	$62	$258	$114
Restructuring and other	6	3	5	9	21
Legal settlement	—	3	—	3	—
Amortization of intangible assets	62	63	62	125	122
Loss on extinguishment of debt	4	5	2	9	5
Amortization of debt issuance costs	3	4	5	7	9
Loss from de-designation of interest rate hedges	—	2	—	2	—
Fees and expenses related to debt activities	—	18	—	18	2
Tax effect of Non-GAAP adjustments	(18)	(23)	(17)	(42)	(38)
Non-GAAP net earnings	$232	$157	$119	$389	$235
Non-GAAP net earnings per diluted share	$3.30	$2.30	$1.77	$5.61	$3.48
Weighted average diluted shares outstanding	72.7	71.1	67.4	71.9	67.5
Convertible debt capped calls	(2.4)	(2.9)	—	(2.7)	—
Non-GAAP weighted average diluted shares outstanding	70.3	68.2	67.4	69.2	67.5
Net cash provided by operating activities	$243	$53	$165	$296	$306
Purchases of property, plant and equipment	(55)	(25)	(29)	(79)	(47)
Free cash flow	$188	$29	$136	$217	$259
Operating expenses	$344	$358	$318	$701	$651
Restructuring and other	6	3	5	9	21
Legal settlement	—	3	—	3	—
Amortization of intangible assets	62	63	62	125	122
Fees and expenses related to debt activities	—	18	—	18	2
Non-GAAP operating expenses	$275	$271	$251	$547	$505
Income from operations	$251	$149	$135	$400	$246
Operating margin	20.1%	13.8%	13.9%	17.2%	12.9%
Restructuring and other	6	3	5	9	21
Legal settlement	—	3	—	3	—
Amortization of intangible assets	62	63	62	125	122
Fees and expenses related to debt activities	—	18	—	18	2
Non-GAAP income from operations	$320	$235	$202	$555	$392
Non-GAAP operating margin	25.6%	21.8%	20.8%	23.9%	20.5%
Interest expense, net	$36	$43	$51	$79	$101
Amortization of debt issuance costs	3	4	5	7	9
Loss from de-designation of interest rate hedges	—	2	—	2	—
Non-GAAP interest expense, net	$33	$37	$46	$71	$92
Net income	$175	$84	$62	$258	$114
Interest expense, net	36	43	51	79	101
Other (income) expense, net	(2)	(1)	10	(2)	9
Provision for income taxes	38	18	10	56	17
Depreciation	23	22	26	46	51
Amortization of intangible assets	62	63	62	125	122
Stock-based compensation	15	19	12	34	34
Restructuring and other	6	3	5	9	21
Legal settlement	—	3	—	3	—
Loss on extinguishment of debt	4	5	2	9	5
Fees and expenses related to debt activities	—	18	—	18	2
Adjusted EBITDA	$358	$277	$240	$635	$476
Adjusted EBITDA margin	28.6%	25.7%	24.7%	27.3%	24.9%

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures

(In millions, except per share data)

	Three Months Ended June 30, 2026			Three Months Ended March 31, 2026
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$213	$38	17.8%	$102	$18	17.7%
Restructuring and other	6	—		3	—
Legal settlement	—	—		3	—
Amortization of intangible assets	62	—		63	—
Loss on extinguishment of debt	4	—		5	—
Amortization of debt issuance costs	3	—		4	—
Loss from de-designation of interest rate hedges	—	—		2	—
Fees and expenses related to debt activities	—	—		18	—
Tax effect of Non-GAAP adjustments	—	18		—	23
Non-GAAP	$288	$56	19.6%	$198	$41	20.9%

	Three Months Ended June 30, 2025
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$72	$10	13.6%
Restructuring and other	5	—
Amortization of intangible assets	62	—
Loss on extinguishment of debt	2	—
Amortization of debt issuance costs	5	—
Fees and expenses related to debt activities	—	—
Tax effect of Non-GAAP adjustments	—	17
Non-GAAP	$146	$27	18.2%

	Six Months Ended June 30, 2026			Six Months Ended June 30, 2025
	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate	Income Before Income Taxes	Provision for Income Taxes	Effective Tax Rate
GAAP	$314	$56	17.8%	$131	$17	13.0%
Restructuring and other	9	—		21	—
Legal settlement	3	—		—	—
Amortization of intangible assets	125	—		122	—
Loss on extinguishment of debt	9	—		5	—
Amortization of debt issuance costs	7	—		9	—
Loss from de-designation of interest rate hedges	2	—		—	—
Fees and expenses related to debt activities	18	—		2	—
Tax effect of Non-GAAP adjustments	—	42		—	38
Non-GAAP	$486	$98	20.1%	$290	$55	19.1%

MKS Inc.

Schedule Reconciling Selected Non-GAAP Financial Measures - Q3’26 Guidance

(In millions, except per share data)

	Three Months Ending September 30, 2026
	$ Amount	Per Share
GAAP net income and net income per share	$201	$2.73
Restructuring and other	5
Amortization of intangible assets	61
Loss on extinguishment of debt	6
Amortization of debt issuance costs	3
Tax effect of Non-GAAP adjustments	(19)
Non-GAAP net earnings and net earnings per share	$257	$3.58

Weighted average diluted shares	73.6
Convertible debt capped calls	(1.8)
Non-GAAP weighted average diluted shares	71.8

GAAP operating expenses	$346
Restructuring and other	(5)
Amortization of intangible assets	(61)
Non-GAAP operating expenses	$280

GAAP net income	201
Interest expense, net	36
Provision for income taxes	46
Depreciation	25
Restructuring and other	5
Amortization of intangible assets	61
Stock-based compensation	15
Loss on extinguishment of debt	6
Adjusted EBITDA	$395

MKS Inc.
Notes on Our Non-GAAP Financial Information

Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported GAAP results, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Totals presented may not sum and percentages may not recalculate using figures presented due to rounding.

Restructuring and other includes incremental expenses incurred in connection with restructuring programs and other strategic initiatives, primarily related to changes in business and/or cost structure. Such costs may include third-party services, one-time termination benefits, facility-related costs, contract termination fees and other items that have no direct correlation to our future business operations.

Legal settlement includes charges related to the resolution of legal matters.

Amortization of intangible assets includes non-cash amortization expense associated with intangible assets acquired in acquisitions.

Loss on extinguishment of debt includes the non-cash write-off of unamortized debt issuance costs and original issue discount costs incurred from voluntary prepayments, refinancings and/or repricings of our term loan facility.

Amortization of debt issuance costs includes non-cash additional interest expense related to the amortization of debt issuance costs associated with our debt.

Loss from de-designation of interest rate hedges includes a cash loss from the de-designation of certain interest rate hedges in connection with the voluntary prepayment of the USD term loan B.

Fees and expenses related to debt activities includes direct third-party costs related to repricings or refinancings of our term loan facility and the issuance of our €1.0 billion of senior notes due 2034 in February 2026.

Convertible debt capped calls includes the antidilutive impact of the capped call transactions entered into in connection with the issuance of $1.4 billion of convertible senior notes in May 2024. The capped calls are designed to reduce potential dilution to the Company’s common stock and/or offset cash payments in excess of the principal upon conversion of the notes, subject to a cap. Because the capped calls are excluded from GAAP diluted share calculations, GAAP and Non‑GAAP diluted share counts will differ.

Tax effect of Non-GAAP adjustments includes the impact of Non-GAAP adjustments that are tax effected at applicable statutory rates resulting in a difference between the GAAP and Non-GAAP tax rates.